SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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MAINSTAY VP FUNDS TRUST

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MAINSTAY VP FUNDS TRUST
MAINSTAY VP MACKAY SMALL CAP CORE PORTFOLIO
51 Madison Avenue
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On April 5, 2021

The Proxy Statement is also available at __________________________

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held telephonically on April 5, 2021 beginning at 11:00 a.m., Eastern time.

As the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy owners are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Wellington Management Company LLP (“Wellington”) with respect to the Portfolio;
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval; and
3.	Any other business that properly comes before the Special Meeting.

Proposal One corresponds to the repositioning (the “Repositioning”) of the Portfolio, currently subadvised by MacKay Shields LLC (“MacKay”). At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved a new subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio, to be effective, if approved by shareholders, on or about May 1, 2021. If shareholders approve Proposal One, the Portfolio will also undergo the following changes, which will take effect on or about May 1, 2021: (i) changing the Portfolio’s subadvisor from MacKay to Wellington; (ii) changing the Portfolio’s principal investment strategies and investment process; and (iii) changing the Portfolio’s name from “MainStay VP MacKay Small Cap Core Portfolio” to “MainStay VP Wellington Small Cap Portfolio.”1

Approval of Proposal Two would authorize the Portfolio and New York Life Investments, as investment manager of the Portfolio, to rely on an exemptive order issued by the Securities and Exchange Commission (the “SEC”), which permits New York Life Investments, under certain circumstances and with approval of the Board, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio in the future without obtaining shareholder approval. Approval of Proposal Two would also authorize the Portfolio, and New York Life Investments, as investment manager of the Portfolio, to operate the Portfolio under any manager-of-managers structure as is or may be permitted in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

[1]	For additional details regarding the Repositioning, please see a summary of the changes in the discussion of Proposal One in the accompanying Proxy Statement. Please also see the supplement to the Portfolio’s prospectus and statement of additional information dated February 5, 2021.

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about May 1, 2021.

Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Due to the public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Special Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote telephonically at the Special Meeting if you choose to participate telephonically. To participate in the Special Meeting, please call the following number at 11:00 a.m. on April 5, 2020:

United States/International
Participant Passcode

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Portfolio as of the close of business on January 13, 2021. Even if you do not attend the Special Meeting telephonically, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy (or voting instruction) card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person (telephonically), please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free through an automated touchstone voting line at ___________________, or, if you have questions about the agenda for the Special Meeting, or about how to vote your shares, please call a live-operator toll-free at _______________ option _____ Monday through Friday 8:30 a.m. to 5:00 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

February ____, 2021

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY (OR VOTING INSTRUCTION CARD) AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED CARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE TELEPHONICALLY AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP MACKAY SMALL CAP CORE PORTFOLIO
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On April 5, 2021

This Proxy Statement is also available at ________________________.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of the Trust, for a special meeting of shareholders of the Portfolio (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held telephonically on April 5, 2021 beginning at 11:00 a.m., Eastern time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about February ___, 2021 to all shareholders of record of the Portfolio as of the close of business on January 13, 2021 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value was invested in the Portfolio as of the Record Date. Although NYLIAC is the record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Wellington Management Company LLP (“Wellington”) with respect to the Portfolio;
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval; and
3.	Any other business that properly comes before the Special Meeting.

Proposal One corresponds to the repositioning (“Repositioning”) of the Portfolio, currently subadvised by MacKay Shields LLC (“MacKay”). At meetings held on January 21, January 25 and February 3, 2021, the Board, at the recommendation of New York Life Investments, considered and approved a new subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio, to be effective, if approved by shareholders, on or about May 1, 2021.

If shareholders approve Proposal One, the Portfolio will also undergo the following changes, which will take effect on or about May 1, 2021: (i) changing the Portfolio’s subadvisor from MacKay to Wellington; (ii) changing the Portfolio’s principal investment strategies and investment process; and (iii) changing the Portfolio’s name from “MainStay VP MacKay Small Cap Core Portfolio” to “MainStay VP Wellington Small Cap Portfolio.”

Approval of Proposal Two would authorize the Portfolio, and New York Life Investments as investment manager of the Portfolio, to rely on an exemptive order issued by the Securities and Exchange Commission, which permits New York Life Investments, under certain circumstances and with approval of the Board to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

2

Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Proposals do not seek to change any benefits under your Policy. The Board recommends that you vote FOR each Proposal.

In connection with their consideration of Proposal One, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following regarding the potential benefits to shareholders that may result from approval of the Proposal One and the corresponding ability for the Portfolio to operate in its repositioned form: (i) the Portfolio may benefit from the revised principal investment strategies and investment process; (ii) the Portfolio may benefit from Wellington’s portfolio construction and risk management processes; and (iii) the Portfolio may benefit from the investment experience and performance track record of, and resources available to, the portfolio management team at Wellington.

In reaching the decisions to approve the Repositioning and Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.

3

Nature, Extent and Quality of Services to be Provided by Wellington

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;

•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.

4

The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.

Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Wellington

The Board considered the anticipated costs of the services to be provided by Wellington under the Proposed New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.

In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the Proposed New Subadvisory Agreement.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.

The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee to be paid under the Proposed New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

5

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the Proposed New Subadvisory Agreement, subject to shareholder approval.

Due to the public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Special Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote telephonically at the Special Meeting if you choose to participate telephonically. To participate in the Special Meeting, please call the following number at 11:00 a.m. on April 5, 2020:

United States/International
Participant Passcode

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Only shareholders who owned shares of the Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of the Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. Ownership of a fractional share entitles you to a fractional vote.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety because the explanations will help you to decide how to vote on the Proposals.

6

PROPOSAL ONE

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND WELLINGTON MANAGEMENT
COMPANY LLP WITH RESPECT TO THE PORTFOLIO

Proposal One relates to a proposed new subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio (“Proposed New Subadvisory Agreement”). The Proposed New Subadvisory Agreement is necessary for Wellington to manage the Portfolio under the Portfolio’s anticipated new investment program, as described in a supplement to the Portfolio’s prospectus and statement of additional information dated February 5, 2021.

At a meetings held on January 21, January 25 and February 3, 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the Proposed New Subadvisory Agreement pursuant to which Wellington will replace MacKay as subadvisor to the Portfolio to be effective on or about May 1, 2021, subject to shareholder approval of Proposal One. MacKay was approved as subadvisor to the Portfolio by shareholders of the Portfolio on April 19, 2016, and its continuance as subadvisor to the Portfolio was last approved by the Board at its meeting held on December 9-10, 2020.

What are Shareholders Being Asked to Approve?

The Portfolio’s shareholders are being asked to approve the Proposed New Subadvisory Agreement, pursuant to which Wellington will serve as subadvisor to the Portfolio. If shareholders do not approve Proposal One, New York Life Investments and the Board will consider other options that may be available to the Portfolio. In any case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.

The Board’s recommendation that shareholders approve Proposal One is based on, among other things, the nature, extent and quality of the services the Board believes Wellington is capable of providing to the Portfolio. The primary factors the Board considered in concluding to recommend shareholders vote FOR Proposal One are summarized on the following pages.

Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors

The Portfolio and New York Life Investments also reserve the right to make any changes in connection with the Repositioning if shareholders do not approve Proposal One, subject to any required approvals. The effectiveness of Proposal One, if approved by shareholders, is not contingent upon the approval of any other proposal by shareholders of the Portfolio.

What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?

The Portfolio has underperformed its benchmark and peer group since its inception. Given this underperformance, the Portfolio has not successfully attracted assets or experienced meaningful asset growth.

New York Life Investments believes that the potential benefits to shareholders resulting from the Repositioning and the Proposed New Subadvisory Agreement will provide the Portfolio with the opportunity for improved performance while still allowing shareholders the opportunity to gain exposure to small cap investments.

What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?

At meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved New York Life Investments’ recommendations to approve the Proposed New Subadvisory Agreement to be effective, with shareholder approval, on or about May 1, 2021, and the related Repositioning. The Proposed New Subadvisory Agreement would provide that Wellington manages the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s currently effective registration statement. The Board noted that the material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with MacKay with respect to the Portfolio, but that the subadvisory fee to be paid to Wellington by New York Life Investments under the Proposed New Subadvisory Agreement include fees that are lower at every level of assets than the subadvisory fees paid to MacKay under the current subadvisory agreement.

New York Life Investments proposed that Wellington be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services Wellington would be expected to provide to the Portfolio. After considering the factors summarized in this Proxy Statement, among others, and following discussions with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to approve the Proposed New Subadvisory Agreement. In connection with the Trustees’ consideration of New York Life Investments’ recommendation to appoint Wellington as the subadvisor to the Portfolio, the Trustees reviewed Wellington’s qualifications to serve as the Portfolio’s subadvisor.

[Dechert to provide Board considerations]

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, voted to approve the Repositioning and the Proposed New Subadvisory Agreement, subject to shareholder approval.

What are the Terms of the Proposed New Subadvisory Agreement?

A copy of the form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with MacKay with respect to the Portfolio. However, the subadvisory fee schedule to be paid to Wellington under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to MacKay under the current subadvisory agreement. Subadvisory fees are paid by New York Life Investments and not the Portfolio.

Pursuant to the Proposed New Subadvisory Agreement, Wellington would serve as the subadvisor to the Portfolio, and, on behalf of the Portfolio, would select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, as stated in the Trust’s currently effective registration statement, subject to the supervision of New York Life Investments and oversight by the Board. In addition, Wellington would perform the following services:

•	make available to the Trust and New York Life Investments, promptly upon request, all of the Portfolio’s investment records and ledgers maintained by Wellington (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

•	furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;

•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

•	provide reasonable assistance, upon request, to the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, Wellington; and

•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

If shareholders approve Proposal One, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about May 1, 2021, and, unless sooner terminated, would continue for an initial two-year term. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is approved at least annually by a vote of a majority of the Trustees or by a vote of “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (i) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to Wellington and the Trust; (ii) by the Trust at any time without payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and Wellington; or (iii) by Wellington at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, that Wellington, any affiliated person of Wellington, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Wellington shall not be liable for, or subject to any damages, expenses or losses in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Wellington’s duties, or by reason of reckless disregard of Wellington’s obligations and duties under the Proposed New Subadvisory Agreement.

Under the Proposed New Subadvisory Agreement, Wellington may engage persons employed by an “affiliated person” of Wellington as defined in the 1940 Act, each of whom shall be treated as an “associated person” of Wellington, to assist it with providing its services under the Proposed New Subadvisory Agreement (including affiliates outside of the United States) to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff; provided, however, that Wellington will remain responsible for all actions taken by any persons in fulfillment of its obligations under the Proposed New Subadvisory Agreement.

In consideration for the services it provides to the Portfolio, New York Life Investments pays MacKay an annual fee, computed daily and paid monthly, calculated on the basis of the Portfolio’s average daily net assets as follows: 0.40% on assets up to $1 billion; 0.3875% on assets from $1 billion to $2 billion; and 0.375% on assets over $2 billion. MacKay received a total of $1,495,680 in subadvisory fees for the fiscal year ended December 31, 2020.

Under the Proposed New Subadvisory Agreement, Wellington would receive from New York Life Investments and not the Portfolio, an annual fee, computed daily and paid monthly, calculated on the basis of the Portfolio’s average daily net assets as follows: 0.39% on assets up to $1 billion; 0.3775% on assets from $1 billion to $2 billion; and 0.365% on assets over $2 billion. Also, Wellington will share a portion of any contractual or voluntary expense cap reimbursement or fee waivers implemented by New York Life Investments with respect to the Portfolio.

The subadvisory fee schedule to be paid to Wellington under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to MacKay under the current subadvisory agreement. Subadvisory fees are paid by New York Life Investments and not the Portfolio.

If the new subadvisory fee schedule had been in place for the fiscal year ended December 31, 2020, on a pro forma basis the subadvisory fees payable by New York Life Investments to Wellington would have been $1,476,234.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed New Subadvisory Agreement?

In addition to considering and approving the Proposed New Subadvisory Agreement, subject to shareholder approval, at meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved the Repositioning, which is expected to take effect on or about May 1, 2021. The Repositioning includes: (i) changing the Portfolio’s principal investment strategies and investment process; and (ii) changing the Portfolio’s name from “MainStay VP MacKay Small Cap Core Portfolio” to “MainStay VP Wellington Small Cap Portfolio.”

For additional information regarding these changes, please refer to the supplement to the Portfolio’s prospectus and statement of additional information dated February 5, 2021.

MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was approved as the investment manager to the Portfolio by the sole initial shareholder of the Portfolio on April 19, 2016 and its continuance as the investment manager to the Portfolio was last approved by the Board at its meetings held on December 9-10, 2020.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If New York Life Investments chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

The Portfolio pays New York Life Investments a management fee equal to 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion. Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Service Class shares. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of the Portfolio.

During the fiscal year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,469,922 and $478,562 were waived or reimbursed.

Exhibit B to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT WELLINGTON

Subject to shareholder approval, Wellington, under New York Life Investments’ supervision, will be responsible for making the decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Portfolio; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Wellington will be paid an annual fee, computed daily and paid monthly, by New York Life Investments, and not by the Portfolio, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

Wellington has its global headquarters at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

Wellington is owned by Wellington Investment Advisors Holdings LLP, which is in turn owned by Wellington Group Holdings LLP and Wellington Management Group LLP (“WMG”). WMG is the ultimate parent of Wellington. WMG is a Massachusetts limited liability partnership, privately held by 177 partners, all fully active in the business of the firm. No single partner owns or has the right to vote more than 5% of the firm’s capital.

No officers or members of the Board are officers, employees, directors, general partners or shareholders of Wellington, or otherwise has any material direct or indirect interest in Wellington or any person controlling, controlled by or under common control with Wellington. In addition, since January 1, 2021, the beginning of the Trust’s current fiscal year, no members of the Board has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Wellington, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

Wellington does not subadvise or advise any other mutual funds that have an investment objective similar to that of the Portfolio.

Exhibit C to this Proxy Statement sets forth the principal executive officers of Wellington.

Day-to-day management of the portion of the Portfolio managed by Wellington will be the primary responsibility of the following portfolio managers:

Portfolio Managers	Biographical Information
Gregg R. Thomas, CFA

Mr. Thomas is a Senior Managing Director and Director, Investment Strategy. He re-joined Wellington in 2002 and has 19 years of investment management experience.

Mr. Thomas received his BS in finance, with high distinction, from the University of Rhode Island (1992). He holds the Chartered Financial Analyst designation.

Roberto J. Isch, CFA

Mr. Isch is a Managing Director and Research Manager and joined Wellington in 2012. He has 14 years of investment management experience.

Mr. Isch earned his BA in political science from the College of the Holy Cross (2006). Additionally, he is a CFA® charterholder and is a member of the CFA Society Boston.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, Wellington would seek the best execution of the Portfolio’s orders, taking into account the factors specified in the Prospectus and Statement of Additional Information. In the course of seeking to obtain best execution, Wellington may place such orders with brokers and dealers who provide market, statistical and other research information to it. Wellington would be authorized, when placing Portfolio transactions for equity securities, when consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the rules and interpretations of the SEC thereunder, and Wellington’s policies, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Wellington’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as a broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year ended December 31, 2020.

Wellington has a broker-dealer affiliate, Wellington Funds Distributors Inc. Wellington Funds Distributors Inc. does not engage in lending, securities underwriting, or proprietary trading. Wellington Funds Distributors Inc.’s business is limited to introducing U.S. prospects and clients to the investment management capabilities of Wellington, including to prospects who ultimately may purchase interests in Wellington private funds and certain SEC-registered investment companies. Wellington does not direct trades through Wellington Funds Distributors Inc., nor does this broker-dealer affiliate have the capability to process such trades. Wellington Funds Distributors Inc. is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended.

[FAA to confirm whether there any fees paid by the Portfolio to Wellington, its affiliated persons or any affiliated person of such person for the fiscal year ended December 31, 2020. If so, please disclose the amount and state whether these services will continue to be provided after the sub-advisory contract is approved]

EXPENSES IN CONNECTION WITH THE REPOSITIONING

Portfolio holdings turnover related to the Repositioning is anticipated to be as high as approximately 90%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs associated with the Repositioning are currently estimated to be approximately $165,000 to $170,000. The Portfolio and New York Life Investments will bear the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs (e.g., brokerage commissions, transaction charges and related fees charged to the Portfolio), there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The Portfolio will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that Wellington would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

TAX IMPLICATIONS OF THE REPOSITIONING

Although the Portfolio is expected to recognize a gain or loss for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes.

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BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

PROPOSAL TWO

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investments, in its capacity as the investment manager to the Portfolio, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with unaffiliated and affiliated subadvisors retained by New York Life Investments, to manage the Portfolio, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the MainStay Fund Complex, currently operate under some form of this advisory structure. However, the Portfolio does not do so.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investments and the Trust have obtained an exemptive order (i.e., the Order) 2 from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (i.e., a Wholly-Owned Subadvisor), or make material amendments to subadvisory agreements with existing unaffiliated and Wholly-Owned Subadvisors to the Portfolio. Under the 1940 Act, a company is a wholly-owned subsidiary of another company if 95 percent or more of its outstanding securities are owned by that other company or a wholly-owned subsidiary of that other company. For the Portfolio to be able to rely on the exemptive relief provided under the Order, which superseded a prior order that provided relief only with respect to unaffiliated subadvisors, shareholders must first approve the exemptive relief.

Under this Proposal Two, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Portfolio may enter into any new subadvisory agreements. However, if shareholders approve this Proposal Two, a shareholder vote will no longer be required to approve subadvisory agreements with affiliated and unaffiliated subadvisors or material changes to such agreements, thereby limiting somewhat the shareholders’ control over the Portfolio’s operations, but permitting the Portfolio to operate more efficiently and cost-effectively.

By approving Proposal Two, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Order. Shareholders are also approving any manager-of-managers structure as may be permitted now or in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

It is anticipated that, if approved by shareholders, Proposal Two would take effect on or about May 1, 2021.

How Would the Expanded “Manager-of-Managers” Arrangement Benefit the Portfolio and the Shareholders?

The Board believes that it is in the best interests of the Portfolio and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that the manager-of-managers arrangement under the Order would permit the Portfolio to operate more efficiently and cost-effectively than it is able to operate under the Order.

[2]	See The MainStay Funds, et al., Rel. No. IC-31597 (May 11, 2015) (Notice); Rel. No. IC-31663 (Jun. 8, 2015) (Order), File No. 812-14360.

Currently, the Trust must call and hold a shareholder meeting of the Portfolio before it may appoint a new subadvisor or materially amend a subadvisory agreement with a subadvisor. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Portfolio’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Portfolio, thereby reducing shareholders’ investment returns.

As the investment manager to the Portfolio, New York Life Investments currently monitors the performance of MacKay and, beginning on or about May 1, 2021 will monitor the performance of Wellington as subadvisor to the Portfolio if Proposal One is approved by shareholders. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued or terminated with respect to the Portfolio. In determining whether to recommend to the Board the continuation or termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while subadvising the Portfolio. When a shareholder invests in the Portfolio, the shareholder effectively hires New York Life Investments to manage the assets of the Portfolio, either directly or via one or more subadvisors under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Portfolio and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolio has engaged New York Life Investments as the investment manager and New York Life Investments’ experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate unaffiliated and affiliated subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for entering into subadvisory agreements, on behalf of the Portfolio, with a subadvisor or materially amending such agreements. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as subadvisors and would permit New York Life Investments to more efficiently and effectively take steps intended to meet such expectations.

If shareholders approve Proposal One, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, several of the other funds/portfolios in the MainStay Fund Complex are currently permitted to operate under the Order, and shareholders of several of these funds/portfolios have approved the operation under any future rule or SEC relief that would allow the application of a manager-of-managers structure to any affiliated subadvisor. As a result, if shareholders approve this Proposal Two, the Portfolio would be able to operate in a similar manner as these other funds/portfolios in the MainStay Fund Complex. If shareholders do not approve this Proposal Two, the Trust will continue to be required to solicit shareholder approval to appoint an unaffiliated and affiliated subadvisor or to materially amend a subadvisory agreement with a subadvisor.

In addition, the effectiveness of Proposal Two, if approved by shareholders of the Portfolio, is not contingent upon the approval by shareholders of the Portfolio of Proposal One or any other proposal properly brought before the Special Meeting.

Would Proposal Two Have Any Effect on the Advisory Fees Paid by the Portfolio to New York Life Investments or the Quality of Advisory Service the Portfolio Receives?

This Proposal Two would not directly affect the amount of management fees paid by the Portfolio to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, New York Life Investments has and shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Portfolio are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal Two, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Portfolio as it currently provides, in accordance with the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio, and other agreements. In addition, if shareholders approve Proposal Two any new subadvisors retained on behalf of the Portfolio would be expected to provide a level and quality of services that is consistent with the services provided by the Portfolio’s then current subadvisor or subadvisors.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Portfolio, to: (a) engage new or additional Wholly-Owned Subadvisors or unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with Wholly-Owned Subadvisors or unaffiliated subadvisors; and (c) replace subadvisors with Wholly-Owned Subadvisors or unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments would be subject to several conditions imposed by the SEC if shareholders approve this Proposal Two. For example, within 90 days after a change in the Portfolio’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Portfolio’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Portfolio governance requirements. The Order also provides relief from certain regulatory requirements to permit the disclosure by the Portfolio of aggregated, as opposed to individual, information about the fees paid to subadvisors.

On May 29, 2019, the SEC issued an exemptive order obtained by Carillon Series Trust, et al.3 that would permit the trust and its investment adviser, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and any subadvisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act (“Affiliated Subadvisors”). On July 9, 2019, the SEC staff issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisors without seeking an amended exemptive order from the SEC. The SEC staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. If Proposal Two is approved by shareholders, the Trust and New York Life Investments intends to rely on the Carillon Order and comply with its conditions.

Shareholder approval of Proposal Two would provide more flexibility and allow New York Life Investments to operate with greater efficiency and cost-effectiveness than under the current structure.

By approving Proposal Two, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under the Order and any other manager-of-managers structure as may be permitted now or in the future by applicable exemptive relief, law, rule or guidance from the SEC or its staff.

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BOARD RECOMMENDATION

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF

THE PORTFOLIO VOTE ‘‘FOR’’ PERMITTING NEW YORK LIFE INVESTMENTS,

UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR

MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND

UNAFFILIATED SUBADVISORS WITHOUT

OBTAINING SHAREHOLDER APPROVAL.

[3]	See Carillon Series Trust, et al., Rel. No. IC-33464 (May 2, 2019) (Notice); Rel. No. IC-33494 (May 29, 2019) (Order), File No. 812-14194-03 (the “Carillon Order”).

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held telephonically on April 5, 2021, at 11:00 a.m. Eastern time.

You may vote in one of four ways:

☐	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

☐	vote on the Internet at the website address printed on your proxy card;

☐	call the toll-free number printed on your proxy card; or

☐	vote in-person telephonically at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Portfolio. You may also revoke your proxy by attending the telephonic Special Meeting and voting your shares. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Only shareholders of the Portfolio as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote, ownership of a fractional share entitles the holder to a fractional vote. The presence in person (telephonically) or by proxy of shareholders (i.e., an insurance company as the record owner of the Portfolio’s shares) of 33⅓% of the shares entitled to vote at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the Proposals will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of a portfolio present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the portfolio are present in person (telephonically) or represented by proxy, or (2) more than 50% of the outstanding voting securities of the portfolio.

NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio. MainStay VP Funds Trust expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. Under an “echo voting policy,” NYLIAC will vote shares for which no instructions have been received from its Policy Owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a proposal. Furthermore, as the majority record owner of the Portfolio’s shares, NYLIAC’s presence at the Special Meeting constitutes a quorum for the transaction of business.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person (telephonically) or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice, provided that the time and place of the adjourned Special Meeting is announced during the meeting at which adjournment occurred; such adjourned meeting takes place within sixty (60) calendar days from the date set for the original Special Meeting; and a new record date of the adjourned Special Meeting is not fixed. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposals. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting.

It is not expected that the Portfolio will receive “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power because the matter is considered non-routine under the rules of the New York Stock Exchange). Abstentions and broker non-votes will be treated as present with respect to quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting.  Abstentions and broker non-votes will have the same effect as votes against the Proposals, which can have the effect of causing shareholders who choose to abstain or choose not to provide voting instructions to their brokers or nominees to prevail over shareholders who cast votes for the Proposals or provide voting instructions to their brokers or nominees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the MainStay VP Funds Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose. The Portfolio has retained DiCosta Partners to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation, and are expected to be approximately $45,000 to $50,000. The direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy, including the costs of the proxy solicitor, and costs related to the necessary prospectus supplements are estimated to be approximately $75,000 to $90,000 and will be borne by the Portfolio and New York Life Investments equally. The Portfolio also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Portfolio had 42,797,294 shares outstanding. As of the Record Date, there were 16,831,548 Initial Class shares outstanding and 25,965,746 Service Class shares outstanding. The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Portfolio’s outstanding shares as of the Record Date.

CLASS OF SHARES	NAME AND ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF CLASS
Initial Class	NVA III	1,788,595.450000	10.6%
	VUL	4,020,263.760000	23.9%
	MainStay VP Growth Allocation Fund	2,751,253.725000	16.3%
	MainStay VP Moderate Allocation Fund	1,326,532.384000	7.9%
	MainStay VP Moderate Growth Allocation Fund	5,150,571.328000	30.6%
Service Class	NVA III	7,767,367.907000	29.9%
	NVA IV	18,198,378.155000	70.1%

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, the officers and Trustees of the Portfolio as a group owned less than 1% of the Portfolio.

Vote of Portfolio Shares by New York Life Investments.

MainStay VP Funds Trust also has four asset allocation portfolios (the “Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. Please note that New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of these Asset Allocation Portfolios pursuant to established policies and procedures designed to address potential conflicts of interest that may arise in this context, which may include causing the shares held by the Asset Allocation Portfolios to be voted in accordance with the recommendation of an independent service provider.

Householding

Unless you have instructed the Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who the Trust share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or call toll-free 800-598-2019.

Shareholder Reports

The Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, write to New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or call toll-free 800-598-2019.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with respect to the Portfolio, New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of the Portfolio, administers the Portfolio’s business affairs.

Vote by Telephone 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free xxx-xxx-xxxx 3. Follow the simple instructions.	Vote Online 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/XXXXX 3. Follow the simple instructions.	Vote by Mail 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side. 3. Sign, date and return the proxy card in the envelope provided.

CONTROL NUMBER

MAINSTAY VP FUNDS TRUST

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (“Trust”), will be held via audio teleconference on April 5, 2021 at 11:00 a.m., Eastern time, The Board of Trustees of the Trust has fixed the close of business on January __, 2021 as the Record Date for determination of shareholders of the Portfolio entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr. and Brian J. McGrady and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of the Portfolio held of record by the undersigned and to vote those shares of the Portfolio that the undersigned is entitled to vote at the Meeting, or at any adjournments or postponements thereof. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as

possible.

Date

Signature(s) and Title(s), if applicable (Sign in the box)

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 5, 2021. The proxy statement for this meeting is available at: www.proxyvotenow.com/xxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

TO VOTE – Mark boxes below in blue or black ink as shown in this example:

THE BOARD OF TRUSTEES OF MAINSTAY VP FUNDS TRUS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2:

FOR	AGAINST	ABSTAIN

1.	To approve a new subadvisory agreement between New York Life Investment
Management LLC (“New York Life Investments”), the Portfolio’s investment
	manager, and Wellington Management Company LLP with respect to the Portfolio;	☐	☐	☐

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval;
	and	☐	☐	☐

3.	Any other business that properly comes before the Special Meeting.	☐	☐	☐

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO

MULTIPLE INVESTMENTS IN THE PORTFOLIO. PLEASE SIGN AND DATE ON THE REVERSE

SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

EXHIBIT A

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

[To be inserted]

EXHIBIT B

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

The directors and officers of New York Life Investment Management LLC and their respective titles are listed below. The address for each officer and director listed below is 51 Madison Avenue, New York, New York 10010.

Name	Title
Hung, Yie-Hsin	Chairman of the Board of Managers, Chairman and Chief Executive Officer
Bopp, Kevin M.	Vice President and Chief Compliance Officer
Malloy, Anthony R.	Member of the Board of Managers and Senior Managing Director
Meade, Colleen A.	Associate General Counsel and Secretary
Harte, Frank	Member of the Board of Managers, Senior Managing Director and Chief Financial Officer
Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer
Hanley, Dale A.	Chief Risk Officer and Managing Director
Smith, A. Thomas	Senior Managing Director, General Counsel and Secretary
Yoon, Jae	Senior Managing Director & Chief Investment Officer

EXHIBIT C

ADDITIONAL INFORMATION ABOUT WELLINGTON

Certain information about each executive officer of Wellington is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee.

The following chart lists the principal executive officers of Wellington Management and their principal occupations. The business address of each executive officer listed below is 280 Congress Street, Boston, Massachusetts 02210.

Name	Position with Wellington Management and Principal Occupation
Brendan J. Swords	Chief Executive Officer
Edward J. Steinborn	Chief Financial Officer
Gregory S. Konzal	Counsel and Head of Americas Legal
James S. Peterson	Chief Compliance Officer